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                                                                    EXHIBIT 10.1

                              AMENDMENT NO. 1 TO
                             SUCCESSION AGREEMENT

     This AMENDMENT NO. 1 TO SUCCESSION AGREEMENT (this "Amendment") is made as
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of April 15, 2000 by and between Vincent J. Bitetti ("Bitetti") and SOUND SOURCE
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INTERACTIVE, INC., a Delaware corporation ("SSI/DE"), and SOUND SOURCE
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INTERACTIVE, INC, a California corporation ("SSI/CA")(SSI/DE and SSI/CA
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collectively, "Sound Source").
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                                R E C I T A L S

     A. Bitetti is employed by Sound Source as its Chairman of the Board and Chief Executive Officer pursuant to that certain Succession Agreement dated as of November 12, 1999 (as amended and restated, the "Succession Agreement").
                                                    --------------------

     B. Since entering into the Succession Agreement, Bitetti has guided Sound Source into an expanded strategic relationship with TDK Recording Media Europe S.A., and overseen the development of several new product offerings intended for use on the Sony Playstation product.

     C. Sound Source and Bitetti have mutually agreed to amend the Succession Agreement to provide for Bitetti's continued management services to Sound Source, subject to the terms and conditions set forth herein.

                               A G R E E M E N T

     In consideration of the mutual covenants and agreements contained herein and other valuable consideration, the parties hereto hereby agree as follows:

     1. Paragraph 1 of the Succession Agreement is hereby amended by substituting "December 31, 2002" in place of "December 31, 2000" in the first sentence thereof.

     2. Paragraph 5 of the Succession Agreement is hereby amended by substituting "December 31, 2002" in place of "December 31, 2000" in subparagraph
(a) thereof.

     3. Paragraph 5 of the Succession Agreement is further amended by adding a new subparagraph (k) and (l) thereto as follows:

         (k) to pay Bitetti a bonus of $35,000 for each calendar quarter, commencing with the quarter ending June 30, 2000, during which Sound Source realizes a profit; and

         (l) to pay Bitetti additional compensation of $100,000 during the remainder of calendar year 2000, such amount to be paid ratably over the remainder of calendar year 2000 commencing with the first regular pay period after the date hereof (provided that such additional amount shall not be payable in calendar year 2001 or 2002).
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     4.  Paragraph 5 of the Succession Agreement is further amended by deleting the word "and" at the end of subparagraph (i) thereof, and substituting a ";" for the "." at the end of subparagraph (j) thereof.

     5. The Succession Agreement shall remain in full force and effect in accordance with its terms, except as expressly set forth above.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Separation Agreement on the date set forth herein.


                                 Sound Source Interactive, Inc.,
                                 a Delaware corporation

                                 By:  ____________________________
                                      Eugene Code, Secretary

                                 Sound Source Interactive, Inc.
                                 a California corporation

                                 By:  ____________________________
                                      Eugene Code, Secretary

                                 _________________________________
                                 Vincent J. Bitetti